Exhibit 10.38

Execution Version

AMENDMENT AND CONSENT TO

REVOLVING FACILITY CREDIT AGREEMENT

This AMENDMENT AND CONSENT TO REVOLVING FACILITY CREDIT AGREEMENT, dated as of May 15, 2018 (the “Agreement”), is by and among ROYAL GOLD, INC., a corporation organized under the laws of the State of Delaware, as a borrower (“Royal Gold” or “Borrower”), RG ROYALTIES, LLC (f/k/a RG Mexico, Inc.), a limited liability company organized under the laws of the State of Delaware, as a guarantor (“RG Royalties”), ROYAL GOLD INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, as a guarantor (“RG International”), such additional guarantors from time to time party hereto, as guarantors (the “Additional Guarantors” and together with RG Royalties and RG International, collectively, the “Guarantors” and each, a “Guarantor”), those banks and financial institutions identified as a “Lender” on the signature pages hereto (individually, each a “Lender” and collectively, the “Lenders”), and THE BANK OF NOVA SCOTIA, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

Recitals

A.          The Administrative Agent, the Lenders, the Borrower and the Guarantors are parties to that certain Revolving Facility Credit Agreement, dated as of June 2, 2017 (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”).

B.          The Borrower and certain of its Subsidiaries, including RGLD Gold AG, a company incorporated under the laws of Switzerland with its registered address at Baarerstrasse 71, 6300 Zug, Switzerland (“RGLD Gold AG”), desire to effect a corporate reorganization, which will result in the revised corporate structure set forth on Exhibit A attached hereto (the “Corporate Reorganization”).

C.          The Borrower has requested that the Administrative Agent and the Lenders constituting at least the Majority Lenders consent to the consummation of the Corporate Reorganization.

D.          The Administrative Agent and the Lenders constituting at least the Majority Lenders are willing to agree to such request, subject to and in accordance with the terms and conditions set forth in this Agreement.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Defined Terms.  Capitalized terms used but not defined in this Agreement shall have the meanings given thereto in the Credit Agreement.

2.         Amendments to the Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

a.           The definitions of “Additional Guarantor,” “Guarantors,” “Pledge  Agreements,” “RG Mexico,” and “Swiss Pledge Agreement” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

Royal Gold / BNS / Amendment and Consent (Reorganization)

“Additional Guarantor” means any direct or indirect Subsidiary of the Borrower that has become a Guarantor pursuant to Section 11.1(s).

“Guarantors” means RG Royalties, RG International and each Additional Guarantor.

“Pledge Agreements” means the Canadian Pledge Agreement, the U.S. Pledge Agreement, the Swiss Pledge Agreement and the UK Pledge Agreement, and any other pledge and/or security documents executed pursuant to Section 11.1(s).

“RG Mexico” means RG Royalties (f/k/a RG Mexico, Inc., a Delaware corporation). As of the First Amendment Effective Date, all references to “RG Mexico” in this Agreement and the other Credit Documents will be deemed to be references to “RG Royalties” mutatis mutandis.

“Swiss Pledge Agreement” means that certain Share Pledge Agreement, dated as of the First Amendment Effective Date, between RGLD UK and the Administrative Agent, in respect of the Shares of RGLD Gold AG, a company incorporated under the laws of Switzerland, with registered address at Baarerstrasse 71, 6300 Zug, Switzerland (CHE- 116.020.977).

b.          Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

“First Amendment Effective Date” means the first date that all of the conditions in Section 5 of that certain Amendment and Consent to Revolving Facility Credit Agreement, dated as of May 15, 2018, by and among Borrower, Guarantors, Administrative Agent and Majority Lenders are satisfied.

“RGLD UK” means RGLD UK Holdings Limited, a company formed under the laws of England and Wales.

“RG International” means Royal Gold International Holdings, Inc., a Delaware corporation.

“RG Royalties” means RG Royalties, LLC, a limited liability company organized under the laws of the State of Delaware and f/k/a RG Mexico, Inc.

“UK Pledge Agreement” means that certain Pledge Agreement, dated on or about the First Amendment Effective Date, between RG International and the Administrative Agent, in respect of the Shares of RGLD UK.

c.           Section 10.1(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(k)       Subsidiaries.  As of the First Amendment Effective Date, the chart attached hereto as Schedule 10.1(k) accurately sets out the corporate structure of the Borrower and all of its Subsidiaries and reflects (i) the inter-corporate share ownership of each such Subsidiary and (ii) each Unrestricted Subsidiary.”

d.          Schedule 10.1(k) of the Credit Agreement is hereby amended by replacing such Schedule in its entirety with Exhibit A attached hereto.

Royal Gold / BNS / Amendment and Consent (Reorganization)

3.         Consent to the Corporate Reorganization.  In accordance with Section 14.14(a) of the Credit Agreement, and subject to the terms and conditions contained in this Agreement, the Administrative Agent and Lenders constituting at least the Majority Lenders consent and agree that, notwithstanding the current requirements of the Credit Agreement, including, without limitation, Sections 11.1(s), 11.2(c), (g), (j) and (m) of the Credit Agreement, (a) the Borrower and its Subsidiaries, including RGLD Gold AG, may consummate the Corporate Reorganization and execute and deliver the documents contemplated thereby, and (b) no Obligor shall be required to grant security over any Shares in RG International or deliver any certificates representing any such Shares.

4.         Representations and Warranties; Reaffirmation of Security Interests.

a.           The Borrower and each other Obligor hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Obligor as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement.

b.          The Borrower and each other Obligor hereby further represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by each of them, (ii) this Agreement is binding upon and enforceable against each of them in accordance with its terms, (iii) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the transactions contemplated hereby, and (iv) the Recitals set forth above are true and correct in all respects.

c.           As a condition to the Administrative Agent and the Lenders entering into this Agreement, the Borrower and each other Obligor hereby irrevocably confirms and agrees that each Pledge Agreement and the other Credit Documents executed by the Borrower and/or any other Obligor, and all guaranties, grants of security, debentures, mortgages, liens, deeds, pledges and rights thereunder, are hereby continued, ratified and confirmed, remain in full force and effect, remain fully perfected, and apply to the Credit Agreement as amended and extended hereby.

5.         Conditions Precedent.  This Agreement shall become effective as of the date hereof upon (and only upon) satisfaction of the following conditions precedent:

a.           The Administrative Agent shall have received duly executed originals of this Agreement from each Obligor and from the Majority Lenders;

b.          The Administrative Agent shall have received evidence that all material governmental, shareholder, board of director and third party consents and approvals necessary in connection with the execution, delivery and performance of this Agreement and the other transactions contemplated thereby have been obtained;

c.           The Administrative Agent shall have received a duly executed UK Pledge Agreement and a duly executed Joinder Agreement, each from RG International;

d.          The Administrative Agent shall have received a stock certificate representing the Shares of RGLD UK pledged by RG International pursuant to the UK Pledge Agreement, together with an undated stock power or other appropriate instrument of transfer executed and delivered in blank by a duly authorized officer of RG International;

Royal Gold / BNS / Amendment and Consent (Reorganization)

e.           The Administrative Agent shall have received a duly executed Swiss Pledge Agreement from RGLD UK;

f.           The Administrative Agent shall have received a stock certificate representing the Shares of RGLD Gold AG pledged by RGLD UK pursuant to the Swiss Pledge Agreement, together with an undated stock power or other appropriate instrument of transfer executed and delivered in blank by a duly authorized officer of RGLD UK;

g.          The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a certificate from the secretary of each Obligor, including RG International, together with certified copies of each of the following attachments:

(i)      copies of the articles of incorporation or other charter documents, as applicable, of such Obligor certified to be true and complete as of a recent date by the appropriate governmental authority of the jurisdiction of its incorporation or organization;

(ii)     a copy of the bylaws or comparable operating agreement of such Obligor;

(iii)    copies of certificates of good standing, existence or its equivalent with respect to such Obligor certified as of a recent date by the appropriate governmental authorities of the jurisdiction of incorporation or organization and each other jurisdiction in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of such Obligor;

(iv)    copies of resolutions of the board of directors of such Obligor approving and adopting this Agreement, the transactions contemplated herein and authorizing execution and delivery thereof; and

(v)      incumbency signatures of appropriate officers or authorized signatories of such Obligor, including each officer or authorized signatory executing this Agreement;

h.          The Administrative Agent shall have received a certificate of a senior officer of the Borrower, in such capacity, certifying that, to the best of his knowledge after due inquiry, (i) no Event of Default has occurred and is continuing and (ii) all representations and warranties contained in the Credit Documents are true and correct in all material respects; and

i.           The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent and Lenders, opinions of legal counsel (including local counsel to the extent required by the Administrative Agent) for the Obligors dated as of the date hereof and addressed to the Administrative Agent and the Lenders.

6.         Limitation.  The consent evidenced by this Agreement is effective only to the extent specifically set forth herein and shall be limited precisely as written, and nothing in this Agreement shall be deemed to: (a) constitute a waiver of compliance by the Borrower or any other Obligor with respect to any other term, provision or condition of the Credit Agreement or any other Credit Document; (b) constitute a consent to any other, further or future action, undertaking, obligation, liability or departure other than as specifically consented to hereby; or (c) waive, release, limit or prejudice any right or remedy that the Administrative Agent or the Lenders at any time may now have or may have in the future under or in connection with the Credit Agreement or any other Credit Document.

Royal Gold / BNS / Amendment and Consent (Reorganization)

7.         Miscellaneous Provisions.

a.           This Agreement is a Credit Document.  The Credit Agreement (as supplemented by this Agreement) and the other Credit Documents are hereby ratified, approved, confirmed and continued in each and every respect, and the parties hereto agree that the Credit Agreement and the other Credit Documents remain in full force and effect in accordance with their respective terms.  Nothing contained herein shall be construed to release, terminate or act as a novation of, in whole or in part, any Credit Document or any guaranty, lien, mortgage, deed, pledge or security interest granted pursuant thereto, each of which remains in full force and effect.  All references to the Credit Agreement in each of the Credit Documents and in any other document or instrument shall hereafter be deemed to refer to the Credit Agreement as supplemented hereby.  This Agreement shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Credit Documents or for any purpose, or a consent to any other, further or future action on the part of the Borrower or the other Obligors that would require the waiver or consent of the Lenders, except, in each case, as expressly set forth herein.  Nothing in this Agreement shall affect, limit or impair the right of the Administrative Agent and the Lenders to demand compliance by the Obligors with all of the terms and conditions of the Credit Agreement and the other Credit Documents in all other instances.

b.          This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflict of laws.

c.           This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  This Agreement may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

d.          The execution, delivery and effectiveness of this Agreement shall not prejudice, limit, or operate, or be deemed to operate, as a waiver of, any rights, powers or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document or constitute a waiver of any provision thereof, except as expressly set forth herein.

e.           This Agreement shall be binding upon and inure to the benefit of the Lenders, the Borrower and the other Obligors, and their respective successors and assigns permitted by the Credit Agreement.

f.           The Borrower shall pay all reasonable costs, fees and expenses paid or incurred by the Administrative Agent incident to this Agreement and the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Agreement and any related documents and instruments.

Royal Gold / BNS / Amendment and Consent (Reorganization)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

Borrower:

ROYAL GOLD, INC.

By:
Name:
Title:

Guarantor:

RG ROYALTIES, LLC

By: Royal Gold, Inc., its sole member

By:
Name:
Title:

Guarantor:

ROYAL GOLD INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Administrative Agent:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Lender:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

BANK OF MONTREAL, CHICAGO BRANCH

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

ROYAL BANK OF CANADA

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

GOLDMAN SACHS BANK USA

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Lender:

NATIONAL BANK OF CANADA

By:
Name:
Title:

Royal Gold / BNS / Amendment and Consent (Reorganization)

Exhibit A

Schedule 10.1(k)

Subsidiaries and Unrestricted Subsidiaries

(see attached)

Royal Gold / BNS / Amendment and Consent (Reorganization)